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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 7, 2005

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                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          Delaware                     1-13970                 35-1848094
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                    Identification No.)

                          1100 North Washington Street
                              Delphi, Indiana 46923
          (Address of Principal Executive Offices, including Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER EVENTS.

         Mr. Ronald H. Butler, a current director of Chromcraft Revington, Inc. (the "Company"), has been appointed as the Company's interim chairman of the board. While serving in this capacity, Mr. Butler will not be an officer of the Company.

         Mr. Butler is a director and the president and chief executive officer of Pet Resorts, Inc. and Pete & Mac's Pet Resort Franchise, LLC, a privately-held company that serves as a franchisor of custom pet boarding, day care and grooming facilities. He also serves as a director of ARXX Building Products (Ontario, Canada) and previously has held senior management positions at various companies, including Three Dog Bakery, PETsMART and Payless Cashways.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: June 10, 2005

                                            CHROMCRAFT REVINGTON, INC.

                                            By:  /s/ Frank T. Kane
                                                 -------------------------------
                                                 Frank T. Kane
                                                 Vice President - Finance and
                                                 Chief Financial Officer